SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K/A

                AMENDMENT TO APPLICATION OR REPORT
           Filed Pursuant to Section 12, 13 of 15(d) of
               THE SECURITIES EXCHANGE ACT OF 1934






                         FIRST MANISTIQUE CORPORATION
            (Exact name of registrant as specified in its charter)



   Michigan                   2-54663                 38-2062816
(State or other               (Commission            (I.R.S. Employer
 jurisdiction of               File Number)         Identification No.
 Incorporation)



 130 South Cedar Street, Manistique, Michigan                    49854
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (906) 341-8401


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K relating to events occurring on January 31, 1996 as set forth in the pages attached hereto.

(List all such items, financial statements, exhibits or other portions amended)

     Item 7.   Financial Statements and Exhibits

               (b)  Pro forma financial information

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FIRST MANISTIQUE CORPORATION



Date:  April 8, 1996               By /s/Ronald G. Ford
                                   Ronald G. Ford
                                   President and Chief Executive Officer

                     PRO FORMA FINANCIAL DATA
     FIRST MANISTIQUE CORPORATION AND SOUTH RANGE STATE BANK


     The following unaudited pro forma condensed consolidated balance sheet as of December 31, 1995, and the pro forma condensed consolidated statement of income for the year ended December 31, 1995, give effect to the acquisition of South Range State Bank ("South Range") based on the historical consolidated financial statements of First Manistique Corporation ("First Manistique") and South Range and their subsidiaries under the assumptions and adjustments set forth below and in the accompanying notes to the pro forma financial statements.

     The acquisition of South Range was accounted for as a purchase transaction and, therefore, is included in the pro forma condensed consolidated balance sheet as of December 31, 1995, as if the transaction had become effective on such date, and in the pro forma condensed consolidated statement of income for the year ended December 31, 1995, as if the transaction had become effective at the beginning of the year, giving effect to the pro forma adjustments described therein. The purchase accounting adjustments reflected in the pro forma financial statements are based on management estimates of the fair value of South Range assets and liabilities.

The pro forma financial statements have been prepared by the management of First Manistique. These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition of South Range had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of First Manistique and South Range.


                   FIRST MANISTIQUE CORPORATION
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1995
                      (Amounts in thousands)
                            (Unaudited)

                               First        South
                          Manistique        Range   Acquisition   Pro Forma
                         Corporation   State Bank   Adjustments   Consolidated
ASSETS

 Cash and due
  from banks             $  10,492     $  1,542                   $   12,034

 Federal funds sold          4,000          700                        4,700
                         ---------     --------                   ----------
  Total cash and cash
   equivalent               14,492        2,242                       16,734

 Interest-bearing
  deposits
  with banks                 1,678        1,187                       2,865

 Securities available
  for sale                  26,220        3,827                      30,047

 Securities held
  to maturity                  835           --                         835

 Investment in subsidiary                            4,310  (a)
                                                    (4,310) (c)

 Loans receivable (net)   218,370        26,740                     245,110

 Premises and equipment
  (net)                    11,788           863        126  (b)      13,210
                                                       433  (b)

 Acquisition intangibles    4,261            --        576  (b)       5,934
                                                     1,097  (b)

 Other assets               5,147           764         --            5,911
                        ---------      --------    -------        ---------
  Total assets          $ 282,791      $ 35,623    $ 2,232        $ 320,646
                        =========      ========    =======        =========


LIABILITIES AND SHAREHOLDERS' EQUITY

 Deposits               $ 244,407      $ 32,607                   $ 277,014

 Securities sold
  under agreement
  to repurchase               700            --                         700

 Other borrowings          10,088            --      1,947  (a)      12,035

 Installment notes             --            --      2,363  (a)       2,363

 Accrued expenses and
  other liabilities         2,590           553        385  (b)       3,528
                          -------       -------      -----          -------
  Total liabilities       257,785        33,160      4,695          295,640


 Common stock              13,195           390       (390) (c)      13,195

 Additional paid
  in capital                   --         1,150     (1,150) (c)

 Retained earnings         11,831           876       (876) (c)      11,831
                                                     1,847  (b)
                                                    (1,847) (c)

 Net unrealized
  loss on securities
    Available for sale
     net of tax               (20)           47       (47) (c)         (20)
                         --------      --------    -------       ---------
  Total shareholders'
   equity                  25,006         2,463    (2,463)          25,006
                         --------      --------    -------       ---------
    Total liabilities
     and Shareholders'
     equity              $282,791      $ 35,623    $2,232        $ 320,646
                         ========      ========    ======        =========

                         FIRST MANISTIQUE CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     For the year ended December 31, 1995
            (Amounts in thousands except share and per share data)
                                  (Unaudited)


                               First        South
                          Manistique        Range   Acquisition      Pro Forma
                         Corporation   State Bank   Adjustments   Consolidated

Interest Income

 Loans                   $  19,966      $  2,504                  $  22,470

 Interest on
  investment
  securities                  1527           224                      1,751

 Other interest and
  dividend income              607           162                        769

   Total interest income    22,100         2,890                     24,990
                          --------       -------                   --------
Interest Expense

 Interest on deposits        9,136         1,156                     10,292

  Other interest expense       425            --        161  (g)
                                --            --        123  (g)        709
                          --------       -------       ----        --------
    Total interest expense   9,561         1,156        284          11,001


Net interest income         12,539         1,734       (284)         13,989

 Provision for loan
  losses                       771            40                        811
                          --------       -------       ----        --------
Net interest income
 after provision for
 loan losses                11,768         1,694       (284)         13,178

Non-interest income          1,354           214                      1,568

Non-interest expense         9,368         1,563          3  (d)     11,076
                                                         69  (e)
                                --            --         73  (f)         --
                          --------       -------       ----        --------
Income before income tax     3,754           345       (429)          3,670

 Income tax expense          1,084            84       (121) (h)      1,047
                          --------       -------       ----        --------
Net Income                $  2,670        $  261     $ (308)       $  2,623
                          ========       =======       ====        ========
Net income per share      $   3.81                                 $   3.75
                          ========                                 ========
Weighted average number
 of shares outstanding     699,960                                  699,960

Notes To The Pro Forma Unaudited Condensed Consolidated Financial Statements

General:

The pro forma financial statements reflect the merger of South Range State Bank into First Manistique Corporation assuming the use of the purchase method of accounting. The purchase price for South Range is calculated assuming that cash paid to South Range State Bank shareholders is provided by a draw on a line of credit from Associated Bank at an interest rate of 8.25% (prime rate). The purchase price is calculated as follows:

     Cash paid:
     ($66.31 x 15,271 shares and $221.04 x 4,229 shares)      $  1,947
     Installment Notes Issued:
      ($154.73 x 15,271 shares)                                  2,363
                                                              --------
     Total purchase price                                     $  4,310
                                                              ========
(a) To record the purchase of South Range shares, the draw on the line of credit from Associated Bank, and to record the installment notes issued.

(b) To adjust the assets and liabilities of South Range to fair value and allocate the excess of purchase price over fair value of assets and liabilities acquired. The market adjustments are based on current market information as of December 31, 1995. The following table sets forth the estimated purchase accounting adjustments as of December 31, 1995:

                                                           Debit/(Credit)
     Premises and equipment                                   $    126
     Land                                                          433
     Core deposit intangible                                       576
     Goodwill                                                    1,097
     Deferred tax liability arising from
     purchase accounting adjustments                             (385)

(c)  To eliminate the investment in South Range State Bank

(d) Amortization of the premises market value adjustment over 40 years straight-line

(e) Amortization of core deposit intangible over 10 years using an accelerated method

(f)  Amortization of goodwill over 15 years straight-line

(g) Interest expense on the installment notes assuming a 5.20% interest rate based on the terms of the notes and interest expense of the line of credit from Associated Bank assuming an interest rate of 8.25% (prime rate)

(h) The tax rate assumed for the pro forma adjustments is 34% and is not applied to goodwill in accordance with SFAS No. 109.